UAM FUNDS
FUNDS FOR THE INFORMED INVESTOR    sm

SUPPLEMENT DATED JULY 10, 2000 TO THE PROSPECTUS
FOR MCKEE DOMESTIC EQUITY PORTFOLIO AND MCKEE
SMALL CAP EQUITY PORTFOLIO

Walter C. Bean has assumed primary
responsibility for the day-to-day management of the McKee Domestic Equity Portfolio and the McKee Small Cap Equity Portfolio. Mr.
Bean is currently Chief Investment Officer for the adviser. He joined the adviser as Senior Vice President and Director of
Equities in 1987 and became an Executive Vice
President in 1995.  He was previously
Managing Director of First Chicago Investment
Advisers.  He is a graduate of Ohio
University (BA) and Penn State University
(MBA) and is a Chartered Financial Analyst.
Mr. Bean has 29 years of investment
experience. Kathryn J. Murin has retired and is no longer responsible for the day-to-day management of the portfolios.















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